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                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Argosy Gaming Company, a Delaware corporation, which is about to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934 its Annual Report on Form 10-K for its fiscal year ended December 31, 1997 hereby constitutes and appoints James B. Perry and Dale R. Black and each of them, his true and lawful attorneys-in-fact and agents with full power to act without the other, to sign such Annual Report and to file such Annual Report and the exhibits thereto and any and all other documents in connection therewith with the Securities and Exchange Commission, and to do and perform any and all acts and things requisite and necessary to be done in connection with the foregoing as fully as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  March 5, 1998                  /s/ Edward F. Brennan
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                                           Edward F. Brennan
                                           Director

                                       /s/ George L. Bristol
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                                           George L. Bristol
                                           Director

                                       /s/ Felix Lance Callis
                                      ----------------------------------------
                                           Felix Lance Callis
                                           Director

                                       /s/ William F. Cellini
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                                           William F. Cellini
                                           Director

                                       /s/ Jimmy F. Gallagher
                                      ----------------------------------------
                                           Jimmy F. Gallagher
                                           Director

                                       /s/ John Biggs Pratt, Sr.
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                                           John Biggs Pratt, Sr.
                                           Director

                                       /s/ William McEnery
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                                           William McEnery
                                           Director